UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 30, 2011
                                                          -----------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.



On December 30, 2011, Perry A. Harvey, a member of the Board Of Directors of Microwave Filter Company, Inc. (the "Company"), notified the Company of his decision to resign as a director of the Company, effective as of February 29, 2012. Mr Harvey's resignation was due to personal reasons. Mr. Harvey did not resign from the Company's Board as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On January 3, 2012, the Board of Directors nominated Robert D. Essig to replace Perry A. Harvey as a director of Microwave Filter Company, Inc. Mr. Essig is Of Counsel to the Law Firm of Costello, Cooney & Fearon, PLLC in Syracuse, NY. His primary areas of practice have been Commercial Law, Commercial Real Estate, Environmental Law, Municipal Law and Zoning Law. Mr. Essig graduated with honors from the Fordham University School of Law, J.D., in June of 1975. Mr. Essig was admitted to the New York State Bar and the Federal District Court (NDNY) in 1976. Mr. Essig is a member of the New York State Bar Association, the American Bar Association and the Onondaga County Bar Association. Mr. Essig brings over 35 years of legal expertise to the Company's Board of Directors.

The registrant's shareholders will be asked to elect Mr. Essig to its Board of Directors at its next meeting.

Also, on January 3, 2012, the Board of Directors of the Company appointed Anne Tindall as a Director of the Company to replace Trudi B. Artini who recently passed away. Ms. Tindall is the founder and President of Employee Management Strategies, Inc. which provides a variety of comprehensive on and off-site professional human resource services to employers. Ms. Tindall is a graduate of the State University College at Buffalo with a Bachelor of Arts in Human Development - Family and Community Relations, in addition to a number of human resource-related courses and seminars. Ms. Tindall brings over 33 years of human resource-related expertise to the Company's Board of Directors.

The registrant's shareholders will be asked to elect Ms. Tindall to its Board of Directors at its next meeting.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: January 4, 2012              By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------------------
                                        Carl F. Fahrenkrug
                                        President and Chief Executive Officer









                                       2